UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 24, 1997



                    NATIONAL SEMICONDUCTOR CORPORATION
                    ----------------------------------
         (Exact name of registrant as specified in its charter)


        DELAWARE              1-6453                   95-2095071
        --------              ------                   ----------
(State of incorporation)    (Commission             (I.R.S. Employer
                             File Number)            Identification No.)



                2900 Semiconductor Drive, P.O. Box 58090
                   Santa Clara, California  95052-8090
                   -----------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  (408) 721-5000



NATIONAL SEMICONDUCTOR CORPORATION

INDEX


                                                          Page No.
                                                          --------

Item 2. Acquisition or Disposition of Assets                 3

Item.5. Other Events                                         3

Item 7. Financial Statements and Exhibits                    3-4

Signature                                                    5



Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On November 17, 1997, pursuant to an Agreement and Plan of Merger, dated as of July 28, 1997, by and among National Semiconductor Corporation, a Delaware corporation (Company), Nova Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (Sub) and Cyrix Corporation, a Delaware corporation (Cyrix), the Company acquired all outstanding shares of Cyrix common stock through the merger of Sub with and into Cyrix, which thereby became a wholly owned subsidiary of the Company. Under the terms of the agreement, each share of Cyrix common stock was exchanged for 0.825 of a share of National common stock. A total of 16.4 million shares of National common stock will be issued to current holders of Cyrix common stock. In addition, up to 2.7 million shares of National common stock may be issued in the future upon exercise of Cyrix employee or director stock options or pursuant to Cyrix employee benefit plans and up to 2.6 million shares of National common stock may be issued in the future upon conversion of Cyrix 5.5% convertible subordinated notes due June 1, 2001. The acquisition will be accounted for as a pooling of interests. Prior to the merger, no material relationship existed between Cyrix and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

Cyrix designs, develops and markets IBM personal computer software-compatible microprocessors for the personal computer industry and is a source of X86 microprocessors of original design for the personal computer marketplace. The Company intends to continue such business as it believes that access to Cyrix's X86 microprocessors and the combination of technologies resulting from the merger will provide a major step in achieving its system-on-a-chip strategy to develop certain highly integrated, application specific semiconductor products.


Item 5.  Other Events
---------------------

In connection with the merger with Cyrix, the Company will record a one-time charge of $26.0 million related to certain merger and related expenses in its second quarter ending November 23, 1997. These expenses primarily include transaction fees for investment bankers, attorneys, and accountants; financial printing costs; and costs associated with the elimination of duplicate facilities and operations.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) Pursuant to General Instruction B.3. of Form 8-K, the financial statements of Cyrix have not been reported herein. Those financial statements, which were previously reported in Cyrix's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, Amendment No. 1 to Cyrix's Annual Report on Form 10K/A filed May 16, 1997 and Cyrix's Quarterly Reports on Form 10-Q for the quarters ended March 30, 1997 and June 30, 1997, have been incorporated by reference in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 16, 1997.

(b) Pursuant to General Instruction B.3. of Form 8-K, the pro forma financial information has not been reported herein. The pro forma financial information of the Company and Cyrix was previously reported in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 16, 1997.



(c) Exhibits

    Designation
    of Exhibit     Description of Exhibit
    -----------    ----------------------
        99         Contents of News Release dated November 17, 1997



SIGNATURE
---------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NATIONAL SEMICONDUCTOR CORPORATION



Date:  November 24, 1997
                                     /s/ Richard D. Crowley, Jr.
                                     ----------------------------------
                                     Richard D. Crowley, Jr.
                                     Vice President and Controller
                                     Signing on behalf of the registrant
                                     and as principal accounting officer




Exhibit 99                                                  NEWS RELEASE

For more information:

                                                          Investor
Press                                                     Relations
-----                                                     ---------

Alan Bernheimer            Paula Larson                   Jim Foltz
408 721-8665               408 286-2611                   408 721-5693
alan.bernheimer@nsc.com    plarson@hoffman.com            invest@nsc.com


NATIONAL SEMICONDUCTOR AND CYRIX MERGER
APPROVED BY CYRIX SHAREHOLDERS; MERGER COMPLETED

Santa Clara, CA, November 17, 1997--National Semiconductor Corporation (NYSE: NSM) today announced that shareholders of Cyrix Corporation have approved the merger agreement between National Semiconductor and Cyrix at a special shareholders meeting held today in Dallas, Texas. The merger was completed following the special meeting.
     In the transaction, Cyrix became a wholly owned subsidiary of National Semiconductor, and each outstanding share of Cyrix common stock was converted into the right to receive 0.825 shares of National Semiconductor common stock. Instructions as to how Cyrix shareholders are to exchange their certificates for National Semiconductor certificates will be sent to Cyrix shareholders shortly.
    "The merger gives us all the pieces to integrate towards a PC on a chip," said National CEO Brian Halla, "enabling us to continue driving the cost of full-featured computers deep into the sub-$1,000 price range. Together, we will offer new integrated processors capable of powering a broad range of PCs and information appliances, bringing information to people anytime, anywhere."
    Kevin McDonough, senior vice president and co-general manager of Cyrix, said, "The completion of this transaction is key to the future growth of Cyrix products in the microprocessor marketplace. Cyrix has a strong product roadmap for both the high-performance MMX-enhanced
6x86MX processor, and the innovative integrated MediaGX processor that has established a leadership position in the sub-$1,000 PC marketplace."

Cyrix, a wholly owned subsidiary of National Semiconductor, is a leading supplier of innovative microprocessor-based solutions that set new standards for the personal computer market. Cyrix delivers compelling value and quality to its customers, the manufacturers of personal computer products, by combining industry leading design with world-class manufacturing. For more information, visit Cyrix's website at www.cyrix.com.

National Semiconductor Corporation, a Fortune 500 company, produces system-on-a-chip silicon solutions for the information highway, based on its leadership in analog and mixed signal technologies. National is headquartered in Santa Clara, California, and focuses on the communications, personal systems and consumer markets. National has annual sales of approximately $2.5 billion and 13,000 employees worldwide, including 450 at Cyrix. Additional company and product information is available on the World Wide Web at www.national.com.

Cyrix is a registered trademark of Cyrix Corporation. 6x86MX and MediaGX are trademarks of Cyrix Corporation. MMX is a trademark of Intel Corporation.